                                                                         h(5)(e)

                                 AMENDMENT NO. 4
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT


         The Master Administrative Services Agreement (the "Agreement"), dated June 1, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Funds Group, a Delaware business trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                                 AIM FUNDS GROUP


PORTFOLIOS                                           EFFECTIVE DATE OF AGREEMENT
----------                                           ---------------------------

AIM Balanced Fund                                           June 1, 2000

AIM Basic Balanced Fund                                   September 28 2001

AIM Global Utilities Fund                                   June 1, 2000

AIM Select Growth Fund                                      June 1, 2000

AIM Value Fund                                              June 1, 2000

AIM European Small Company Fund                            August 30, 2000

AIM International Emerging Growth Fund                     August 30, 2000

AIM Mid Cap Basic Value Fund                              December __, 2001

AIM New Technology Fund                                    August 30, 2000

AIM Small Cap Equity Fund                                  August 30, 2000

AIM Value II Fund                                          August 30, 2000

AIM Worldwide Spectrum Fund                              December 27, 2000"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  December ____, 2001

                                                A I M ADVISORS, INC.


Attest:                                         By:
       -----------------------------               -----------------------------
            Assistant Secretary                           Robert H. Graham
                                                              President


(SEAL)


                                                AIM FUNDS GROUP


Attest:                                         By:
       -----------------------------               -----------------------------
            Assistant Secretary                          Robert H. Graham
                                                            President


(SEAL)